                                                                    EXHIBIT 21.1

              DIRECT AND INDIRECT SUBSIDIARIES OF THE REGISTRANT,
                     JOHN HANCOCK FINANCIAL SERVICES, INC.

                                   SUBSIDIARY NAME                                           Place of
                                                                                           Organization
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
DIRECT SUBSIDIARY OF JOHN HANCOCK FINANCIAL SERVICES, INC.:
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John Hancock Life Insurance Company                                                     MA
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INDIRECT SUBSIDIARIES OF JOHN HANCOCK FINANCIAL SERVICES, INC.:
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Comox Timber Ltd.                                                                       Prince Edward
                                                                                        Island, Canada
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Hancock Victorian Plantations Holdings Pty Ltd.                                         Australia
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Hancock Victorian Plantations Pty Ltd.                                                  Australia
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HBHC L.L.C.                                                                             DE
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     Horseshoe Bend Hydroelectric Company                                               ID
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Investors Guaranty Life Insurance Company                                               CA
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John Hancock Canadian Holdings Limited                                                  Canada
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     Aetna Acceptance Corporation Limited                                               Ontario, Canada
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     Equinox Financial Group Inc.                                                       Ontario, Canada
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          Equinox Investor Services, Inc.                                               Canada
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          Equinox Investor Services Quebec, Inc.                                        Quebec, Canada
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     The Maritime Life Assurance Co.                                                    Canada
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     Aetna Life Insurance Company of Canada                                             Canada
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          Churchill Office Park Limited                                                 Canada
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          Eclipse Claim Services Inc.                                                   Ontario, Canada
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          Landex Properties Ltd.                                                        British Columbia,
                                                                                        Canada
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          P.V.S. Preferred Vision Services                                              Canada
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          CIFAS Investment Corporation                                                  Canada
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     2733854 Canada Ltd.                                                                Canada
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John Hancock International Holdings, Inc.                                               MA
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     Interlife John Hancock Assurance Public Company Limited                            Thailand
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     John Hancock Life Assurance Company, Ltd.                                          Singapore
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     John Hancock Life Insurance Corporation                                            Philippines
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     John Hancock Life Insurance (Malaysia) Berhad                                      Malaysia
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           Britama Credit Sdn Bhd                                                       Malaysia
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           Britama Properties Sdn Bhd                                                   Malaysia
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           British American Investments Pte Ltd.                                        Singapore
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           The E-Software House Sdn Bhd                                                 Malaysia
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           John Hancock Asset Management (Malaysia) Sdn Bhd                             Malaysia
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           John Hancock Nominees (Tempetan) Sdn Bhd                                     Malaysia
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John Hancock International (Southeast Asia) Private Ltd.                                Singapore
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
                                      -1-
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
                                   SUBSIDIARY NAME                                           Place of
                                                                                           Organization
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
INDIRECT SUBSIDIARIES OF JOHN HANCOCK FINANCIAL SERVICES, INC. (CONTINUED):
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John Hancock International Services, S.A.                                               Belgium
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John Hancock Receivables, Inc.                                                          MA
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John Hancock Servicos Internationals S/C Limitada                                       Brazil
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John Hancock Subsidiaries, Inc.                                                         DE
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     The Berkeley Financial Group, Inc.                                                 DE
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          John Hancock Advisers, Inc.                                                   DE
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                John Hancock Advisers International, Ltd.                               United Kingdom
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                John Hancock Funds, Inc.                                                DE
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                John Hancock Advisers International, (Ireland) Ltd.                     Ireland
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                Patriot Group, Inc.                                                     MA
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                     Patriot Advisers, Inc.                                             MA
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                     Patriot Distributors, Inc.                                         MA
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                Transamerica Fund Management Company                                    DE
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                     Transamerica Fund Distributors, Inc.                               MD
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          NM Capital Management, Inc.                                                   NM
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          Sovereign Asset Management Corporation                                        DE
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     Essex Corporation d/b/a Essex Corporation of Connecticut, Essex Corporation (NY),  NY
     Essex Financial Services, Essex Financial Services, Inc., Essex Insurance
     Agency, Inc., Essex Insurance Services, Inc., First Annuity Corporation
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          Essex Brokerage Services, Inc.                                                OH
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          Essex Holding Company, Inc.                                                   NY
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               Acorn Insurance Agency, Inc.                                             RI
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               American Annuity Agency of Texas, Inc. d/b/a NBC Insurance               TX
                         Services
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               Ameritex Insurance Services, Inc. d/b/a Ameritex Investment              TX
               Services, Inc.
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               Annuity Agency of Connecticut, Inc. d/b/a BNY Insurance Agency           CT
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               Annuity Agency of New Jersey, Inc. d/b/a BNY Insurance Agency            NJ
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               Annuity Agency of New York, Inc. d/b/a BNY Insurance Agency              NY
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               The Annuity Brokerage Center, Inc.                                       NY
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               Ashford Agency of Massachusetts, Inc.                                    MA
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               Charter Oak Insurance Agency of Illinois, Inc.                           IL
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               Charter Oak Insurance Agency of Indiana, Inc.                            IN
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               Commerce Insurance Services, Inc.                                        IL
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               Constellation Financial Services, Inc.                                   NJ
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               Cork Agency of Pennsylvania, Inc.                                        PA
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               Cork Agency of Texas, Inc.                                               TX
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               Correspondent Insurance Agency of Illinois, Inc.                         IL
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               Correspondent Insurance Agency of Missouri, Inc.                         MO
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               Double Eagle Insurance Agency, Inc.                                      TX
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               Essex Agency, Inc. d/b/a Essex Agency of New York                        NY
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               Essex Agency of California, Inc.                                         CA
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               Essex Agency of Connecticut, Inc.                                        CT
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               Essex Agency of Florida, Inc.                                            FL
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

                                   SUBSIDIARY NAME                                           Place of
                                                                                           Organization
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
INDIRECT SUBSIDIARIES OF JOHN HANCOCK FINANCIAL SERVICES, INC. (CONTINUED):
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               Essex Agency of Michigan, Inc.                                           MI
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               Essex Agency of Ohio, Inc.                                               OH
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               Essex Agency of Pennsylvania, Inc.                                       PA
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               Essex Agency of Texas, Inc.                                              TX
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               Essex Corporation of Illinois                                            IL
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               Essex de Mexico, Inc.                                                    NY
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               Essex Insurance Agency of Massachusetts, Inc.                            MA
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               Essex Resources, Inc.                                                    NY
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               Evergreen Agency, Inc. d/b/a Main Line Investment Services               PA
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               First Annuity Corporation                                                TX
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               FISA Insurance Agency, Inc.                                              PR
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               FSB Investment Services Corporation                                      NY
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               Heritage Investment Services, Inc.                                       IL
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               Independence One Investment Group, Inc.                                  MI
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               The Investment Center Agency, Inc.                                       OH
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               Loyal Financial Services, Inc. d/b/a Essex of New Jersey d/b/a           NJ
                Loyal Financial Services of Pennsylvania
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               Metro Agency, Inc.                                                       NY
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               MISI Insurance Agency, Inc.                                              IL
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               New Amsterdam Insurance Agency, Inc.                                     IL
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               New Amsterdam Insurance Agency, Inc.                                     NY
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               Newpoint Insurance Agency, Inc.                                          OH
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               Performance Annuity Insurance Agency                                     CA
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               Provident Insurance Center, Inc.                                         MD
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               Riverside Agency, Inc.                                                   NY
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               San Jacinto Insurance Agency, Inc.                                       TX
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               Scout Insurance Services, Inc. d/b/a Scout Insurance Services            IL
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               SNB Annuity Brokerage, Inc. d/b/a Correspondent Insurance                NY
               Agency of New York
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               Stanwich Incorporated                                                    NY
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               Sunburst Agency of Texas, Inc.                                           TX
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               Three Rivers Insurance Agency, Inc. d/b/a Correspondent Insurance        TX
                Agency of Texas
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               UNB Financial Services, Inc. d/b/a HTI Agency                            NJ
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               Victoria Annuity Corporation                                             TX
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          Essex National Insurance Agency, Inc. d/b/a Essex of New York Insurance       NY
           Agency
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          Essex National Securities, Inc. d/b/a ENSI                                    NY
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     First Signature Bank & Trust Co.                                                   NH
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     Hancock Mezzanine Investors, L.L.C.                                                DE
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          Hancock Mezzanine Partners, L.P.                                              DE
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     Hancock Natural Resource Group, Inc.                                               DE
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          ForesTree Australia I, LLC                                                    DE
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               Hancock Victorian Plantations Australia I Pty Ltd.                       Australia
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

                                   SUBSIDIARY NAME                                           Place of
                                                                                           Organization
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
INDIRECT SUBSIDIARIES OF JOHN HANCOCK FINANCIAL SERVICES, INC. (CONTINUED):
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          ForesTree Australia II, LLC                                                   DE
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               Hancock Victorian Plantations Australia II Pty Ltd.                      Australia
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          ForesTree Australia III, LLC                                                  DE
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          Hancock Natural Resource Group Australia Pty Limited                          Australia
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          John Hancock Timber Resource Corporation                                      DE
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               ForesTree A Limited Partnership                                          MA
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               ForesTree B Limited Partnership                                          MA
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               ForesTree 96 Limited Partnership                                         MA
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               ForesTree Washington Limited Partnership                                 MA
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          Wilson River [Timberland], LLC                                                OR
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     Hancock Realty Investors Incorporated                                              DE
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          John Hancock Property Investors Corp.                                         DE
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               John Hancock Apartment Fund Limited Partnership                          MA
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          John Hancock Value Added Apartment Fund, L.L.C.                               MA
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     Hancock Venture Partners, Inc.                                                     DE
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          HVP-Russia, Inc.                                                              DE
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          HVP Special Purpose Sub I, Inc.                                               DE
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          HVP Special Purpose Sub II, Inc.                                              DE
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          John Hancock Capital Growth Management, Inc.                                  DE
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     Independence Investment Associates, Inc.                                           DE
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          Independence Fixed Income Associates, Inc.                                    DE
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          Independence International Associates, Inc.                                   MA
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     JH Networking Insurance Agency, Inc.                                               MA
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          Networking, Inc.                                                              TN
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          Networking Insurance Agency of Texas, Inc.                                    TX
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     John Hancock Assignment Company                                                    DE
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     John Hancock Capital Corporation                                                   DE
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     John Hancock Energy Resources Management Inc.                                      DE
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          EIF Equity Holdings LLC                                                       DE
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          EIF Group Management Company                                                  MA
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          EIF Management Holdings LLC                                                   DE
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          Energy Investors Management Company                                           MA
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          Energy Investors Management Inc.                                              DE
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          Energy Investors Partners, L.P.                                               DE
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          Energy Investors Partners II, L.P                                             DE
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          Project Finance Partners, L.P.                                                DE
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     John Hancock HealthPlans, Inc.                                                     MA
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          Dikewood Computer Corp.                                                       NM
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          H.D. Mgmt. Corp.                                                              GA
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               Ameriplan Health Systems, Inc.                                           GA
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                    Ameriplan Health Services, Ltd.                                     GA
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                         Ameriplan of Georgia, Inc.                                     GA
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     John Hancock Insurance Agency, Inc.                                                MA
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     John Hancock Leasing Corporation                                                   DE
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          JHFS One Corp.                                                                MA
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

                                   SUBSIDIARY NAME                                           Place of
                                                                                           Organization
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
INDIRECT SUBSIDIARIES OF JOHN HANCOCK FINANCIAL SERVICES, INC. (CONTINUED):
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          JHLC Two Corp.                                                                NY
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     John Hancock Property and Casualty Holding Co.                                     DE
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          John Hancock Management Co.                                                   DE
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          John Hancock Reassurance Company, Ltd.                                        Bermuda
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     John Hancock Real Estate Finance, Inc.                                             DE
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     John Hancock Realty Advisors, Inc.                                                 DE
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          John Hancock Corporate Tax Credit Fund I Limited Partnership                  MA
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          John Hancock Corporate Tax Credit Fund II, LLC                                MA
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          John Hancock Corporate Tax Credit Fund III Limited Partnership                MA
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          John Hancock Corporate Tax Credit Fund IV, LLC                                MA
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          John Hancock Realty Management, Inc.                                          DE
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     John Hancock Realty Services Corp.                                                 DE
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          Exeter Realty Development Corp.                                               DE
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          JHRD 492 Corp.                                                                DE
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          John Hancock Realty Equities, Inc.                                            DE
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               John Hancock Income Fund II Assignor, Inc.                               DE
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               John Hancock Income Fund III Assignor, Inc.                              DE
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               John Hancock Realty Income Fund Limited Partnership                      MA
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               John Hancock Realty Income Fund II Limited Partnership                   MA
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               John Hancock Realty Income Fund III Limited Partnership                  MA
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          John Hancock Realty Funding, Inc.                                             DE
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          Marlborough Realty Development Corp.                                          DE
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     John Hancock Signature Services, Inc.                                              DE
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     Profesco Corp.                                                                     NY
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     Professional Economic Services, Inc.                                               NY
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     Signator Financial Network, Inc.                                                   DE
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          Signator Insurance Agency                                                     MA
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          Signator Insurance Agency of Ohio, Inc.                                       OH
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          Signator Investors, Inc.                                                      DE
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John Hancock Variable Life Insurance Company                                            MA
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     Investors Partner Life Insurance Company                                           DE
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LR Company, L.L.C.                                                                      DE
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P.T. Asuransi Jiwa Bumiputera John Hancock                                              Indonesia
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     P.T. Indras Insan Jaya Utama                                                       Indonesia
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REIG Commercial Funding Trust II                                                        MA
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70 Park Ave. Corp.                                                                      DE
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Signature Funding Company L.L.C.                                                        DE
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Woodley Road Associates, Inc.                                                           DE
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
                                      -5-